UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2009

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 7, 2009, Salem Communications Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2009.

ITEM 7.01     REGULATION FD DISCLOSURE

On May 7, 2009, Salem Communications Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2009.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated May 7, 2009, of Salem Communications Corporation regarding its results of operations for the quarter ended March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: May 7, 2009	By: /s/EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated May 7, 2009, of Salem Communications Corporation regarding its results of operations for the quarter ended March 31, 2009.

 EXHIBIT 99.1

SALEM COMMUNICATIONS ANNOUNCES FIRST QUARTER 2009 TOTAL REVENUE OF $48.3 MILLION

CAMARILLO, CA May 7, 2009– Salem Communications Corporation (Nasdaq: SALM), a leading U.S. radio broadcaster, Internet content provider, and magazine and book publisher targeting audiences interested in Christian and family-themed content and conservative values, released its results for the three months ended March 31, 2009.

First Quarter 2009 Results

For the quarter ended March 31, 2009 compared to the quarter ended March 31, 2008:

•

Total revenue decreased 10.7% to $48.3 million from $54.1 million;

•

Operating expenses decreased 4.2% to $39.5 million from $41.2 million;

•

Operating income from continued operations decreased 31.3% to $8.8 million from $12.8 million;

•

Net income was $2.9 million, or $0.12 net income per diluted share, compared to $5.0 million, or $0.21 net income per diluted share;

•

EBITDA decreased 29.3% to $12.8 million from $18.1 million; and

•

Adjusted EBITDA increased 12.5% to $12.9 million from $11.4 million.

Broadcast

•

Net broadcast revenue decreased 12.3% to $42.0 million from $47.9 million;

•

Station operating income (“SOI”) decreased 2.7% to $15.7 million from $16.1 million;

•

Same station net broadcast revenue decreased 12.5% to $40.3 million from $46.0 million;

•

Same station SOI decreased 0.9% to $15.4 million from $15.6 million; and

•

Same station SOI margin increased to 38.3% from 33.8%.

Non-broadcast

•

Non-broadcast revenue increased 2.1% to $6.3 million from $6.1 million; and

•

Non-broadcast operating income was $0.5 million compared to an operating loss of $0.1 million in the prior year.

Included in the results for the quarter ended March 31, 2009 are:

•

A $0.1 million benefit related to the change in fair value of our interest rate swaps; and

•

A $0.1 million non-cash compensation charge related to the expensing of stock options.

Included in the results for the quarter ended March 31, 2008 are:

•

A $6.0 million gain ($3.2 million, net of tax, or $0.14 per diluted share) primarily from the disposal of the assets of KTEK-AM in Houston, Texas;

•

A $1.4 million income ($0.06 gain per diluted share), net of tax, from discontinued operations consisting of:

o

A pretax gain of $2.2 million from the sale of WRRD-AM in Milwaukee, Wisconsin;

o

The operating results of WRRD-AM and WFZH-FM in Milwaukee, Wisconsin and WRFD-AM in Columbus, Ohio; and

o

The operating results of CCM Magazine; and

•

A $0.7 million non-cash compensation charge ($0.4 million, net of tax, or $0.02 per share) related to the expensing of stock options consisting of:

o

$0.6 million non-cash compensation included in corporate expenses; and

o

$0.1 million non-cash compensation included in broadcasting operating expenses.

These results reflect the reclassification of the operations of our Columbus, Ohio and Milwaukee, Wisconsin radio stations to discontinued operations for all periods presented. These stations had net broadcast revenue of approximately $0.8 million and generated no profit for the quarter ended March 31, 2008 and net broadcast revenue of approximately $0.4 million and generated a profit of $0.1 million for the quarter ended March 31, 2009.

Additionally, these results reflect the reclassification of the operations of CCM Magazine to discontinued operations. The magazine had non-broadcast revenue of $0.2 million and generated a profit of $0.1 million for the quarter ended March 31, 2008.

The company had no other comprehensive income or loss for the quarter ended March 31, 2009 due to the interest rate swaps becoming ineffective during the fourth quarter of 2008.  This is compared to other comprehensive loss of $2.1 million, net of tax, for the quarter ended March 31, 2008 due to the change in fair market value of the company’s interest rate swaps.

Per share numbers are calculated based on 23,673,788 diluted weighted average shares for both of the quarters ended March 31, 2009 and March 31, 2008.

Balance Sheet

As of March 31, 2009, the company had net debt of $308.9 million and was in compliance with the covenants of its credit facilities and bond indentures.  The company’s bank leverage ratio was 5.19 versus a compliance covenant of 5.75 and its bond leverage ratio was 5.51 versus a compliance covenant of 7.0.

Effective March 11, 2009, the company amended its bank credit facility.  Among other things, the amendment modified language in the calculation of the pro-forma debt service covenant, restricted its ability to pay dividends and buyback stock and terminated the company’s revolving line of credit.  The company paid an amendment fee of 50 basis points, or approximately $1.2 million.

Acquisitions and Divestitures

The following transactions were completed during the quarter:

•

WAMD (970 AM) in Aberdeen, Maryland was purchased for approximately $2.7 million on March 31, 2009.  We paid the seller the $2.7 million in July of 2008.

The following transactions are currently pending:

•

WRFD (880 AM) in Columbus, Ohio will be sold for approximately $4.0 million.

Second Quarter 2009 Outlook

For the second quarter of 2009, Salem is projecting total revenue to decrease 14% to 17% over second quarter 2008 total revenue of $57.5 million.  Salem is also projecting operating expenses before gain or loss on disposal of assets and impairments to decline 10% to 13% as compared to the second quarter of 2008 operating expenses of $47.1 million.

In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives(TM), a national radio advertising sales force; Salem Web Network(TM), an Internet provider of Christian content and online streaming; and Salem Publishing(TM), a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 93 radio stations, including 58 stations in 22 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Company Contact:

Tomasita Solis

Salem Communications

(805) 987-0400 ext. 1067

tomasitaa@salem.cc

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem’s radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Regulation G

Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Station operating income is defined as net broadcast revenues minus broadcast operating expenses. Non-broadcast operating income is defined as non-broadcast revenue minus non-broadcast operating expenses.  EBITDA is defined as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations (net of tax), gain or loss on the disposal of assets and non-cash compensation expense.  In addition, Salem has provided supplemental information as an attachment to this press release, reconciling these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The company believes these non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provide useful measures of the company’s operating performance.

Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are generally recognized by the broadcast industry as important measures of performance and are used by investors as well as analysts who report on the industry to provide meaningful comparisons between broadcast companiest. Station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are not a measure of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not a substitute for, or superior to, the company’s results of operations presented on a GAAP basis such as operating income and net income. In addition, Salem’s definitions of station operating income, non-broadcast operating income, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies.

Salem Communications Corporation
Condensed Consolidated Statements of Operations
(in thousands, except share, per share and margin data)
	Three Months Ended
	March 31,
	2008	2009
	(unaudited)
Net broadcast revenue	$ 47,917	$ 42,031
Non-broadcast revenue	6,133	6,261
Total revenue	54,050	48,292
Operating expenses:
Broadcast operating expenses	31,787	26,344
Non-broadcast operating expenses	6,240	5,798
Corporate expenses	5,277	3,343
Depreciation and amortization	3,915	3,981
(Gain) loss on disposal of assets	(6,014)	1
Total operating expenses	41,205	39,467
Operating income	12,845	8,825
Other income (expense):
Interest income	21	74
Interest expense	(6,074)	(4,359)
Change in fair value of interest rate swaps	-	80
Other expense, net	(51)	(21)
Income from continuing operations before income taxes	6,741	4,599
Provision for income taxes	3,139	1,744
Income from continuing operations	3,602	2,855
Income from discontinued operations, net of tax	1,421	34
Net income	$ 5,023	$ 2,889
Other comprehensive loss, net of tax	(2,144)	-
Comprehensive income	$ 2,879	$ 2,889

Basic income per share before discontinued operations	$ 0.15	$ 0.12
Income from discontinued operations, net of tax	$ 0.06	$ -
Basic income per share after discontinued operations	$ 0.21	$ 0.12

Diluted income per share before discontinued operations	$ 0.15	$ 0.12
Income from discontinued operations, net of tax	$ 0.06	$ -
Diluted income per share after discontinued operations	$ 0.21	$ 0.12

Basic weighted average shares outstanding	23,668,788	23,673,788
Diluted weighted average shares outstanding	23,668,788	23,673,788

Other Data:
Station operating income	$ 16,130	$ 15,687
Station operating margin	33.7%	37.3%

Salem Communications Corporation
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	March 31,
	2008	2009
		(unaudited)
Assets
Cash	$ 1,892	$ 16,421
Trade accounts receivable, net	28,530	26,664
Deferred income taxes	5,670	5,554
Other current assets	2,844	1,640
Assets of discontinued operations	204	204
Property, plant and equipment, net	133,706	129,431
Intangible assets, net	423,709	425,670
Bond issue costs	268	231
Bank loan fees	981	2,017
Other assets	9,914	6,466
Total assets	$ 607,718	$ 614,298

Liabilities and Stockholders' Equity
Current liabilities	$ 22,897	$ 96,423
Long-term debt and capital lease obligations	329,507	258,544
Deferred income taxes	43,106	44,693
Other liabilities	9,092	8,418
Stockholders' equity	203,116	206,220
Total liabilities and stockholders' equity	$ 607,718	$ 614,298

Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended
	March 31,
	2008	2009
	(unaudited)
Capital expenditures
Acquisition related / income producing	$ 1,374	$ 187
Maintenance	1,557	435

Total capital expenditures	$ 2,931	$ 622

Tax information
Cash tax expense (benefit)	$ (62)	$ 8
Deferred tax expense	3,201	1,736

Provision for income taxes	$ 3,139	$ 1,744

Tax benefit of non-book amortization	$ 4,126	$ 3,357

Reconciliation of Same Station Net Broadcast Revenue to
Total Net Broadcast Revenue
Net broadcast revenue - same station	$ 45,975	$ 40,251
Net broadcast revenue - acquisitions	-	166
Net broadcast revenue - dispositions	293	2
Net broadcast revenue - format changes	1,649	1,612

Total net broadcast revenue	$ 47,917	$ 42,031

Reconciliation of Same Station Broadcast Operating Expenses to
Total Broadcast Operating Expenses
Broadcast operating expenses - same station	$ 30,421	$ 24,844
Broadcast operating expenses - acquisitions	-	144
Broadcast operating expenses - dispositions	180	11
Broadcast operating expenses - format changes	1,186	1,345

Total broadcast operating expenses	$ 31,787	$ 26,344

Reconciliation of Same Station Operating Income to
Total Station Operating Income
Station operating income - same station	$ 15,554	$ 15,407
Station operating income - acquisitions	-	22
Station operating income - dispositions	113	(9)
Station operating income - format changes	463	267

Total station operating income	$ 16,130	$ 15,687

Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended
	March 31,
	2008	2009
	(unaudited)
Reconciliation of Station Operating Income and Non-Broadcast
Operating Income to Operating Income
Station operating income	$ 16,130	$ 15,687
Non-broadcast operating income (loss)	(107)	463
Less:
Corporate expenses	(5,277)	(3,343)
Depreciation and amortization	(3,915)	(3,981)
Gain (loss) on disposal of assets	6,014	(1)

Operating income	$ 12,845	$ 8,825

Reconciliation of Adjusted EBITDA to EBITDA to Net Income
Adjusted EBITDA	$ 11,441	$ 12,870
Less:
Stock-based compensation	(746)	(84)
Discontinued operations, net of tax	1,421	34
Gain (loss) on disposal of assets	6,014	(1)

EBITDA	18,130	12,819
Plus:
Interest income	21	74
Less:
Depreciation and amortization	(3,915)	(3,981)
Interest expense	(6,074)	(4,359)
Change in fair value of interest rate swaps	-	80
Provision for income taxes	(3,139)	(1,744)

Net income	$ 5,023	$ 2,889

	Outstanding at	Applicable
Selected Debt and Swap Data	March 31, 2009	Interest Rate
7 3/4% senior subordinated notes	$ 90,605	7.75%
Senior bank term loan B debt (1)	71,615	2.25%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.74%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.45%
Senior bank term loan C debt (swap matures 7/1/2012) (2)	30,000	6.28%
Senior bank term C debt (at variable rates) (1)	70,852	2.31%

(1) Subject to rolling LIBOR plus a spread currently at 1.75% and incorporated into the rate set forth above.

(2) Under its swap agreements, the Company pays a fixed rate plus a spread based on the Company’s leverage, as defined in its credit agreement.  As of March 31, 2009, that spread was 1.75% and its incorporated into the applicable interest rate set forth above.